UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

Abercrombie & Fitch Co.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path , New Albany , Ohio		43054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (614) 283-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	ANF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2025 (the “Effective Date”), Abercrombie & Fitch Co. (the “Company”) promoted Robert J. Ball from Senior Vice President and Chief Financial Officer to Executive Vice President and Chief Financial Officer. In connection with his promotion, the Compensation and Human Capital Committee (the “Compensation Committee”) of the Board of Directors of the Company approved certain changes to Mr. Ball’s compensation.

Starting with the Company’s next full pay period following the Effective Date, Mr. Ball will receive an annual base salary of $625,000. Additionally, for the Company’s fiscal year ending January 30, 2027 (“Fiscal 2026”), Mr. Ball’s target incentive opportunity under the Company’s Short-Term Cash Incentive Plan will be 80% of his annual base salary, with a maximum incentive opportunity of 160% of his annual base salary.

Subject to satisfactory performance and continued employment by Mr. Ball with the Company, management of the Company will recommend to the Compensation Committee that Mr. Ball receive an annual equity award for Fiscal 2026 with a grant date fair value of approximately $1,000,000 (the “Fiscal 2026 Equity Grant”). The vesting schedule, type of award, and other terms and conditions of the Fiscal 2026 Equity Grant will generally be consistent with the long-term equity awards previously granted to members of the Company’s executive team, as described in greater detail under “Long-Term Equity Incentives” in the Compensation Discussion and Analysis section of the Company’s 2025 definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abercrombie & Fitch Co.

Date: December 15, 2025	By:	/s/ Gregory J. Henchel
Gregory J. Henchel

Executive Vice President, General Counsel and Corporate Secretary